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__% SERIES A CUMULATIVE PREFERRED STOCK  __% SERIES A CUMULATIVE PREFERRED STOCK

                           INCORPORATED UNDER THE LAWS
                              OF THE STATE OF TEXAS

 NUMBER                                                                  NUMBER

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                                    AUTOBOND

                               A C C E P T A N C E

                         AUTOBOND ACCEPTANCE CORPORATION


                                                            CUSIP 052918 ______
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES THAT




IS THE OWNER OF
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 FULLY PAID AND NONASSESSABLE SHARES OF __% SERIES A CUMULATIVE PREFERRED STOCK,
         $10 LIQUIDATION PREFERENCE, OF AUTOBOND ACCEPTANCE CORPORATION transferrable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer
                     Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

SECRETARY                                                CHIEF EXECUTIVE OFFICER

                                   [ S E A L ]



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                                    AUTOBOND
                               A C C E P T A N C E
                         AUTOBOND ACCEPTANCE CORPORATION

     A STATEMENT DENYING PREEMPTIVE RIGHTS OF SHAREHOLDERS IS SET FORTH IN
THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE PREFERRED SHARES IN SERIES. A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION, THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED SHARES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF PREFERRED SHARES SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- _________ Custodian___________
TEN ENT -- as tenants by the entireties                          (Cust)             (Minor)
JT TEN  -- as joint tenants with right                          Under Uniform Gifts to Minors
           of survivorship and not as                           Act _________________________
           tenants in common                                    (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------

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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

__________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:_________________________________    X ___________________________________
             NOTICE                                     (SIGNATURE)
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND                 X ___________________________________
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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                      THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
                      GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                      PURSUANT TO SEC RULE 17Ad-15.
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                      SIGNATURE(S) GUARANTEED BY:




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